UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported):
September 27, 2019
Steadfast Income REIT, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	000-54674	27-0351641
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)
18100 Von Karman Avenue, Suite 500
Irvine, California 92612
(Address of Principal Executive Offices, including Zip Code)
Registrant’s telephone number, including area code: (949) 852-0700
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.
Determination Regarding CMG Mini-Tender Offer

On September 27, 2019, the board of directors of Steadfast Income REIT, Inc. (the “Company”) determined to recommend that the Company’s stockholders reject the unsolicited “mini-tender” offer by CMG Partners, LLC and its affiliates, CMG Income Fund II, LLC and CMG Liquidity Fund, LLC (collectively, “CMG”) for up to 250,000 shares of the Company’s common stock, which is approximately 0.34% of the outstanding shares. The Company wishes to inform its stockholders that it does not endorse CMG’s unsolicited mini-tender offer and recommends that stockholders do not tender their shares. Stockholders who have already tendered their shares may withdraw them at any time prior to 11:59 p.m., Pacific Time, on October 22, 2019, unless extended by CMG, in accordance with CMG’s offering documents.

The Company is circulating a letter to stockholders, furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference, that sets forth the reasons the board of directors’ recommended stockholders reject the tender offer.

Determination Regarding Comrit Mini-Tender Offer

On September 27, 2019, the board of directors of the Company determined to recommend that the Company’s stockholders reject the unsolicited “mini-tender” offer by Comrit Investments 1, Limited Partnership (“Comrit”) for up to 745,157 shares of the Company’s common stock, which is approximately 1.0% of the outstanding shares. The Company wishes to inform its stockholders that it does not endorse Comrit’s unsolicited mini-tender offer and recommends that stockholders do not tender their shares. Stockholders who have already tendered their shares may withdraw them at any time prior to 11:59 p.m., Eastern Time, on October 30, 2019, unless extended by Comrit, in accordance with Comrit’s offering documents.

The Company is circulating a letter to stockholders, furnished as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference, that sets forth the reasons the board of directors’ recommended stockholders reject the tender offer.

Item 9.01     Financial Statements and Exhibits.
(d) Exhibits.

Exhibits	Description

99.1	Letter to Stockholders of the Company from Rodney F. Emery, Chief Executive Officer and Chairman of the Board of Directors of the Company, dated as of October 3, 2019

99.2	Letter to Stockholders of the Company from Rodney F. Emery, Chief Executive Officer and Chairman of the Board of Directors of the Company, dated as of October 3, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEADFAST INCOME REIT, INC.

Date:	October 3, 2019	By:	/s/ Kevin J. Keating
Kevin J. Keating
Chief Financial Officer and Treasurer